American Century World Mutual Funds, Inc.

Prospectuses Supplement

Supplement dated July 28, 2014 ■ Prospectuses dated April 1, 2014

Emerging Markets Fund ■ Global Growth Fund ■ International Discovery Fund

International Growth Fund ■ International Opportunities Fund ■ International Value Fund

The following replaces the Modifying or Canceling a Transaction section under Additional Policies Affecting Your Investment.

Canceling a Transaction
American Century Investments will use its best efforts to honor your request to revoke a transaction instruction if your revocation request is received prior to the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time) on the trade date of the transaction. Once processing has begun, or the NYSE has closed on the trade date, the transaction can no longer be canceled. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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